Supplement Dated March 10, 2017

To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln MoneyGuard® VUL	Lincoln VULCV-III
Lincoln VULCV	Lincoln VULDB
Lincoln VULCV-II	Lincoln VULDB Elite Series
Lincoln VULCV-II/Flex Elite Series	Lincoln VULDB-II

Lincoln Life Flexible Premium Variable Life Account R

Lincoln SVUL	Lincoln SVUL-II Elite Series
Lincoln SVUL-II	Lincoln SVUL-III

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln VULCV	Lincoln VULDB
Lincoln VULCV-II/Flex Elite Series	Lincoln VULDB Elite Series
Lincoln VULCV-III	Lincoln VULDB-II

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Lincoln SVUL	Lincoln SVUL-II
Lincoln SVUL Elite Series	Lincoln SVUL-III

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

PUTNAM VT GROWTH AND INCOME FUND. The Putnam Variable Trust has informed us that the Putnam VT Growth and Income Fund will be merged into the Putnam VT Equity Income Fund on or about May 15, 2017.

At the time of the merger, contractowners of units of the Putnam VT Growth and Income Fund subaccount will automatically receive a proportionate number of units of the Putnam VT Equity Income Fund subaccount based on the unit value of each fund at the time of the merger.

As a result of this merger, the Putnam VT Equity Income Fund will be added as an investment option to your Policy beginning May 15, 2017. The Putnam VT Growth and Income Fund and the Putnam VT Equity Income Fund have the same investment goals and pursue substantially similar investment strategies. For more information, refer to the fund prospectus.

Please retain this Supplement for future reference.